UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2012

Q HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	000-52062	20-3708500
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

615 Arapeen Drive, Suite 102
Salt Lake City, UT	84108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 582-5400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Q Holdings, Inc., dba Q Therapeutics, Inc., (Q Holdings) announced the issuance of United States Patent No. 8,168,174, covering a method of replacing damaged neural cells in humans by transplanting an isolated population of human neuroepithelial precursor cells; and the issuance of Canadian Patent No. CA 2,473,749, covering populations of mammalian astrocyte restricted precursor cells and their use for treating damaged neural cells, enhancing myelination and reducing scar formation. A copy of the press release announcing the issuance of the patents is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit
99.1	Press Release dated November 28, 2012, entitled “Q Therapeutics Announces U.S. and Canadian Patent Awards.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2012	Q HOLDINGS, INC.

	By:	/s/ Steven J. Borst
Steven J. Borst,
Vice President and Chief Financial Officer

EXHIBIT INDEX

Q HOLDINGS, INC.

Number	Exhibit
99.1	Press Release dated November 28, 2012, entitled “Q Therapeutics Announces U.S. and Canadian Patent Awards.”